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                               VANGUARD STAR FUND
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 30, 1999

INVESTMENT CHANGE
Pursuant to authority granted by the Fund's shareholders on June 30, 1998, the Fund has begun investing in Vanguard Short-Term Corporate Fund in lieu of Vanguard Prime Money Market Fund. (See page 8 of the Fund's prospectus dated April 30, 1999 for more information about this change in strategy.) When this process is complete, the STAR Fund will be investing approximately 12% of its assets in the Short-Term Corporate Fund and less than 1% of its assets in the Prime Money Market Fund.





(C)1999 The Vanguard Group, Inc. All rights reserved.         PS56N-09/03/1999
Vanguard Marketing Corporation, Distributor.